                                                                   Exhibit 10.10

                                    AGREEMENT

                  THIS SECOND AMENDED AND RESTATED AGREEMENT (this "Agreement"), dated October 30, 2003, among JO-ANN STORES, INC., an Ohio corporation formerly known as Fabri-Centers of America, Inc. (the "Company"), BETTY ROSSKAMM, ("Betty Rosskamm") and ALMA ZIMMERMAN ("Alma Zimmerman"), amends and restates that certain Amended and Restated Agreement among the Company, Betty Rosskamm and Justin and Alma Zimmerman dated September 26, 1997.

                  IN CONSIDERATION OF good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

                  1. THE SHARES. The "Shares" covered by this Agreement shall be those common shares of the Company owned on June 2, 1987 or thereafter acquired by Martin and Betty Rosskamm or Justin and Alma Zimmerman, including those which were reclassified on August 2, 1995 as Class A voting shares of Common Stock, without par value, and Class B non-voting shares of Common Stock, without par value, and are to be reclassified on or about November 4, 2003, as Common Shares, without par value, of the Company. The "Shares" shall not, however, include any shares which were transferred prior to the date hereof in a transfer permitted under Section 2 and are now held by the recipient free of the right of first refusal in Section 3.

                  2.       PERMITTED TRANSFERS.

                  (a) DEFINITIONS. For purposes of this Section 2 and the remaining provisions of this Agreement the following terms shall have the following meanings:

                  (i) "Rosskamms" shall refer to Betty Rosskamm, the lineal descendants from time to time living of Betty Rosskamm, the spouse of any lineal descendent of Betty Rosskamm, and the executor, administrator or personal representative of any of the foregoing persons.

                  (ii) "Zimmermans" shall refer to the Justin Zimmerman Trust, Alma Zimmerman, the lineal decedents from time to time living of Alma Zimmerman, the spouse of any lineal decedent of Alma Zimmerman, and the executor, administrator or personal representative of any of the foregoing persons.

                  (iii) "Permitted Holder" shall refer to (A) any of the Rosskamms or Zimmermans, (B) a trustee of a trust all of the beneficial interests of which are held by one or more of the Rosskamms or Zimmermans, and (C) a general or limited partnership, limited liability company, corporation or other entity all of the equity and voting interests of which are held by or for the benefit of one or more of the Rosskamms or Zimmermans or a Permitted Holder. For purposes of Section 3, a Permitted Holder described in clause (C) of the preceding sentence shall be deemed to have disposed of all Shares held by such Permitted Holder if a person, other than a Permitted Holder, directly holds an equity interest or has the right to vote a voting interest of such Permitted Holder.

                  (iv) If Betty Rosskamm is deceased or incapacitated, her "Successor" shall be Alan Rosskamm and Jackie Rothstein, unless prior to her death or incapacitation she appointed in writing another person to be her successor for purposes of this Agreement. If Alan Rosskamm or Jackie Rothstein, or such other person, as the case may be, is deceased or incapacitated, Betty Rosskamm's "Successor" shall be her oldest then living lineal descendent.

                  (v) If Alma Zimmerman is deceased or incapacitated, her "Successor" shall be Robert Forchheimer and Joan Wittenberg, unless prior to her death or incapacitation she appointed in writing another person to be her successor for purposes of this Agreement. If Robert Forchheimer or Joan Wittenberg or such other person, as the case may be, is deceased or incapacitated, Alma Zimmerman's "Successor" shall be her oldest then living lineal descendent.

                  (b) SALES OF LIMITED NUMBER OF SHARES. The parties recognize that excessive sales of Shares by the Rosskamms or the Zimmermans might adversely affect the market for the publicly traded shares of the Company. Accordingly, all of the Rosskamms and their Permitted Holders, in the aggregate on the one hand, and all of the Zimmermans and their Permitted Holders, in the aggregate on the other hand, are free to sell up to 400,000 Shares (as adjusted for stock splits, stock dividends or similar recapitalization) free of the right of first refusal in Section 3 in each calendar year during the term of this Agreement, but not more than 200,000 shares may be sold in any 180-day period. Any purchasers of Shares sold under this Section 2(b) will take and hold the Shares free of the right of first refusal in Section 3.

                  (c) CHARITABLE CONTRIBUTIONS. The Rosskamms and their Permitted Holders and the Zimmermans and their Permitted Holders are each entitled from time to time to make gifts of Shares that qualify as charitable contributions for federal income tax purposes. Any recipients of Shares given under this Section 2(c) will take and hold the Shares free of the right of first refusal in Section 3.

                  (d) TRANSFERS TO A PERMITTED HOLDER. Any Permitted Holder is entitled from time to time to transfer an unlimited number of Shares to any other Permitted Holder. Any Permitted Holder who receives Shares under this
Section 2(d) will, except as provided in Section 2(f) or 2(g), take and hold the Shares subject to the right of first refusal in Section 3.

                  (e) TRANSFERS BY ESTATE TO RECIPIENTS OTHER THAN A PERMITTED HOLDER. The Rosskamms and their Permitted Holders and the Zimmermans and their Permitted Holders are each entitled from time to time to give, bequeath, or transfer by testate or intestate succession an unlimited number of Shares to any Permitted Holder. An executor, administrator, or personal representative who receives Shares as part of the estate of any of the foregoing persons, whether by testate or intestate succession, is entitled to transfer the Shares to any Permitted Holder. Any Permitted Holder who receives Shares under this Section 2(e) will take and hold the Shares subject to the right of first refusal in Section 3. Except for transfers permitted pursuant to Sections 2 (b) or (c), an executor, administrator, or personal representative who receives Shares as part of the estate of any of the Rosskamms, their Permitted Holders or any of the Zimmermans or their Permitted Holders, whether by testate or intestate succession, may transfer the Shares to recipients other than a Permitted Holder only after the proper parties are afforded the right of first refusal set forth in Section 3.

                  (f) SALE TO THE ZIMMERMANS OR THE COMPANY. Any of the Rosskamms or their Permitted Holders is entitled from time to time to sell an unlimited number of Shares to the Zimmermans or, with the consent of Alma Zimmerman (or, if she is then deceased or incapacitated, her Successor), to the Company at prices and on other terms negotiated by the parties. The Zimmermans or the Company, as the case may be, will take and hold any Shares purchased under this Section 2(f) free of the right of first refusal in Section 3.

                  (g) SALE TO THE ROSSKAMMS OR THE COMPANY. Any of the Zimmermans or their Permitted Holders is entitled from time to time to sell an unlimited number of Shares to the Rosskamms or, with the consent of Betty Rosskamm (or, if she is then deceased or incapacitated, her Successor), to the Company at prices and on other terms negotiated by the parties. The Rosskamms and the Company will take and hold any shares purchased under this Section 2(g) free of the right of first refusal in Section 3.

                  3. RIGHT OF FIRST REFUSAL. Except for transfers expressly permitted under Section 2, Alma Zimmerman (or, if she is then deceased or otherwise incapacitated, her Successor) and the Company will have a right of first refusal, upon the terms and conditions set forth in this Section 3, with respect to any disposition, whether voluntary or by operation of law, of Shares by the Rosskamms or their Permitted Holders, and conversely, Betty Rosskamm (or, if she is then deceased or otherwise incapacitated, her Successor) and the Company will have a right of first refusal, upon the terms and conditions set forth in this Section 3, with respect to any disposition, whether voluntary or by operation of law, of Shares by the Zimmermans or their Permitted Holders. In each case the party proposing to dispose of shares is the "Transferor," and the party holding the right of first refusal is the "Offeree."

                  (a) NOTICE OF PROPOSED DISPOSITION. Whenever a Transferor proposes to dispose of all or part of his or her Shares (except for transfers expressly permitted under Section 2), he or she must offer the Shares to the Offeree and the Company, by means of a written notice substantially in the form attached to this Agreement as Exhibit A.

                  (b) EXERCISE OF RIGHT; PURCHASE PRICE AND TERMS. For a period of 20 days after delivery of the notice of the proposed disposition, the Offeree will have the right to purchase all or any portion of the Shares to be disposed of, and the Company will have the right to purchase any of the Shares that the Offeree elects not to purchase; however, the right of the Offeree and the Company to purchase these Shares is conditioned upon the purchase, by the Offeree, the Company, or both, of all (but not less than all) of the Shares to be disposed of. The purchase price will be the Market Price of the Shares, as defined in Section 4, payable in cash upon completion of the purchase. The Offeree or the Company must deliver written notice to the Transferor of the election to exercise the right of first refusal within the 20-day period, and the purchase of the Shares must be completed within 30 days after this notice is delivered.

                  (c) FAILURE TO EXERCISE; COMPLETION OF PROPOSED DISPOSITION. If the Offeree and/or the Company do not exercise the right of first refusal and purchase the Shares in accordance with Section 3(b), the Transferor may dispose of the Shares, provided, however, that the proposed disposition must be completed within 60 days after the expiration of the 20-day period within which the Offeree and the Company were entitled to exercise the right of first refusal. Upon compliance with all of the requirements of this
Section 3, including the completion of the disposition within the 60-day period, the purchaser or recipient may acquire the Shares free of the restrictions set forth in this Agreement, including the right of first refusal in this Section 3. If the proposed disposition is not completed within the 60-day period or any of the other requirements of this Section 3 are not met or waived in writing by the Offeree and the Company, the disposition may not be completed and the Shares will remain subject to the restrictions set forth in this Agreement, but the Transferor may at any time give a new notice of proposed disposition.

                  4. MARKET PRICE. The "Market Price" of the Shares will be an amount equal to the product obtained by multiplying the number of Shares to be purchased times the average, over the period of 20 consecutive days on which trading in the Shares is reported ending 10 calendar days prior to the date on which the Rosskamms or Zimmermans or the Company deliver notice of the exercise of the right (the "20 trading days"), of: (a) the closing price of the Shares on each of the 20 trading days as reported by the National Association of Securities Dealers and Instinet for New York Stock Exchange Composite Transactions, or (b), if such shares are no longer traded on a national securities exchange but are traded in the NASDAQ over-the-counter markets for national market issues, the last sales price of such shares on each of the 20 trading days as quoted in the NASDAQ National Market System, or (c), if such shares are not traded on a national securities exchange or in the NASDAQ over-the-counter markets for national market issues, the mean between the representative bid and asked prices for such shares on each of the 20 trading days as quoted in NASDAQ or another generally recognized reporting system.

                  5. BINDING EFFECT; EXECUTION OF COUNTERPARTS BY RECIPIENTS; ENFORCEMENT. This Agreement will bind the Company, its successors and assigns, and the Zimmermans, the Rosskamms, and any Permitted Holder, and their successors, assigns, executors, administrators, and personal representatives. The Rosskamms, Zimmermans or the Company may, in their or its discretion, require any Permitted Holder, as a condition to the transfer of any Shares to the Permitted Holder, to sign a counterpart of this Agreement or other instrument to confirm that the Permitted Holder will take and hold the Shares subject to the right of first refusal in Section 3. The failure by any Permitted Holder to sign a counterpart of this Agreement or other instrument will not, however, relieve the Permitted Holder of his, her or its obligation to comply with Section 3. The Rosskamms and Zimmermans will monitor and keep track of sales permitted under Section 2(b). This Agreement is for the benefit of and may be enforced by the Company, the Rosskamms, the Zimmermans, and any Permitted Holder and the successors, assigns, executors, administrators, and personal representatives of any of the foregoing persons.

                  6. LEGEND ON SHARES. As soon as practicable following the completion of the reclassification of the Class A voting shares and the Class B non-voting shares into a single class of voting Common Shares, Betty Rosskamm and Alma Zimmerman will deliver to National City Bank, as transfer agent, certificates for all of the Class A shares and Class B shares owned by them. Betty Rosskamm and Alma Zimmerman agree that the new certificates to be issued to them, representing the Common Shares into which the Class A shares and the Class B shares have been reclassified, shall bear the following legend:

         The sale or other disposition of the shares represented by this certificate is subject to restrictions set forth in a Second Amended and Restated Agreement, dated

         October 30, 2003, among Jo-Ann Stores, Inc., Betty Rosskamm, and Alma Zimmerman as amended from time to time. Certain transferees of these shares will take and hold the shares subject to the restrictions set forth in the Agreement. Jo-Ann Stores, Inc. will mail to the shareholder a copy of this Agreement without charge within five days after receipt of written request therefor.

In addition, the Rosskamms and the Zimmermans consent to the placing of this legend on (a) certificates issued to them for any Shares acquired by them after the date of this Agreement and (b) certificates for any Shares issued to a Permitted Holder who takes and holds the Shares subject to the right of first refusal in Section 3.

                  7. NOTICES. Any notices or other communications required or permitted to be delivered under this Agreement will be deemed to be delivered when hand delivered or received by the addressee through the United States mail (registered or certified mail, return receipt requested) and addressed as follows:

                  (a)      To the Company at

                           5555 Darrow Road
                           Hudson, Ohio 44236
                           Attention: Chief Executive Officer

                  (b)      To Betty Rosskamm at:

                           5200 Three Village Drive, Apt. 2, J-K,
                           Lyndhurst, Ohio 44124
                           Or at the address of any then current residence known to the Company or the Zimmermans.

                  (c)      To Alma Zimmerman at:

                           688 Sulgrave Road,
                           Shaker Heights, Ohio 44122
                           Or at the address of any then current residence known to the Company or the Rosskamms.

Any part may change the address to which notices are to be given by notifying the other parties of the change.

                  8. TERM. This Agreement shall not become effective unless and until the Class A voting shares and the Class B non-voting shares are reclassified into a single class of voting Common Shares. If such reclassification does not occur, the Amended and Restated Agreement among the Company, Betty Rosskamm and Justin and Alma Zimmerman dated September 26, 1997 shall continue in effect until amended or terminated in accordance with its terms. Once this Agreement becomes effective, the term of this Agreement shall continue until the date fifteen years after the death of Betty Rosskamm, or, if earlier, fifteen years after the death of Alma Zimmerman.

                  9. MISCELLANEOUS. The rights of any party under this Agreement may not be assigned without the prior written consent of all of the other parties. This Agreement will be interpreted and enforced in accordance with the laws of the State of Ohio; constitutes the entire agreement among the parties on its subject matter; may be executed in two or more counterparts; and may be amended only in writing signed by all of the parties.

                  IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

JO-ANN STORES, INC.

By  /s/ Valerie Gentile Sachs
        _______________________
        Valerie Gentile Sachs
Title:  Executive Vice President,
        General Counsel & Secretary

/s/ Betty Rosskamm
___________________________________
         Betty Rosskamm

/s/ Alma Zimmerman
___________________________________
         Alma Zimmerman

                                                                       EXHIBIT A

                         NOTICE OF PROPOSED DISPOSITION

                                     [Date]

Betty Rosskamm
5200 Three Village Drive, Apt. 2, J-K,
Lyndhurst, Ohio 44124

- OR -

Alma Zimmerman
688 Sulgrave Road,
Shaker Heights, Ohio 44122

- AND -

Jo-Ann Stores, Inc.
5555 Darrow Road
Hudson, Ohio 44236
Attention: Chief Executive Officer

                  This notice is being given to you in accordance with the Second Amended and Restated Agreement, dated October 30, 2003, among Jo-Ann Stores, Inc., Betty Rosskamm, and Alma Zimmerman. The undersigned hereby proposes to make the following transfer of shares that is subject to your right of first refusal:

                  Number of shares proposed to be disposed: ________________

                  Number of shares sold or otherwise disposed in the last six months by me, my family or Permitted Holders (see definitions in Section 2) ____________________

                  Nature of transfer (please check the applicable box):

                           [ ] market sale (that is, on the NYSE)

                           [ ] private sale (that is, directly to the purchaser)

                           [ ] other (please describe: ________________________)

                  If the recipient of the shares is known, please identify:

                           __________________________________________________

                  Proposed price: ________________

                                         Sincerely,